Income Taxes	12 Months Ended
Apr. 28, 2018
Income Taxes
9.	Income Taxes

Income (loss) before income taxes for fiscal 2018, fiscal 2017 and fiscal 2016 are as follows:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Domestic operations	$(137,693)	47,127	6,827
Foreign operations	(2)	(328)	(941)

Total income (loss) before taxes	(137,695)	46,799	5,886

Income tax provisions (benefits) for fiscal 2018, fiscal 2017 and fiscal 2016 are as follows:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Current:
Federal	$19,990	3,722	(47,053)
State	(1,340)	(7,480)	3,908
Foreign	—	—	(273)

Total current	18,650	(3,758)	(43,418)

Deferred:
Federal	(52,831)	25,724	21,570
State	21,966	2,810	13,018
Foreign	—	—	16

Total deferred	(30,865)	28,534	34,604

Total	$(12,215)	24,776	(8,814)

Reconciliation between the effective income tax rate and the federal statutory income tax rate is as follows:

	Fiscal 2018	Fiscal 2017	Fiscal 2016
Federal statutory income tax rate	30.3%	35.0%	35.0%
State income taxes, net of federal income tax benefit	3.0	10.0	8.3
Changes to unrecognized tax benefits	1.8	(5.9)	(111.3)
Excess executive compensation	(0.1)	0.3	8.0
Meals and entertainment disallowance	(0.2)	0.5	5.1
Tax credits	0.6	—	(76.3)
Changes in valuation allowance	(26.7)	(1.2)	108.6
Changes in deferred taxes and payables	(3.7)	7.0	(134.8)
Amounts not deductible for tax	0.1	1.9	—
State law changes	1.5	3.1	4.7
Impact of Tax Cuts and Jobs Act	4.1	—	—
Goodwill impairment	(1.8)	—	—
Other, net	—	2.2	3.0

Effective income tax rate	8.9%	52.9%	(149.7)%

The Company recorded an income tax benefit of $12,215 in fiscal 2018 compared with an income tax provision of $24,776 and income tax benefit of $8,814 in fiscal 2017 and fiscal 2016, respectively. The current federal tax expense of $19,990 is primarily due to certain reclassifications recorded as a result of the Company changing its tax year during fiscal 2018, with a corresponding deferred tax benefit. The net impact of the tax year-end change on total tax expense was nominal. The Company’s effective tax rate was 8.9%, 52.9% and (149.7)% in fiscal 2018, fiscal 2017 and fiscal 2016, respectively. The primary drivers of the effective tax rate in fiscal 2018 include the impact of remeasurement of deferred taxes as a result of the Tax Cuts and Jobs Act, changes in deferred taxes and payables and the establishment of valuation allowance against federal and certain state net operating losses. Due to the change in the federal tax rate from 35% to 21%, fiscal year filers are required to use a blended rate for their fiscal year that includes the date of enactment. Accordingly, the federal statutory rate for the Company is 30.3% for fiscal 2018.

The primary drivers of the effective tax rate in fiscal 2017 included changes in uncertain tax positions and changes in deferred taxes and payables. In fiscal 2016, as shown above in the changes in deferred taxes and payables, changes to unrecognized tax benefits and changes in valuation allowance, certain adjustments to earnings were recorded to correct immaterial errors attributable to prior fiscal years. The Company has evaluated the effects of these errors, both qualitatively and quantitatively, and concluded that the correction of these errors in prior period amounts was not material to fiscal 2016 or any previously reported periods, including quarterly reporting.

Effects of the Tax Cuts and Jobs Act

New tax legislation, commonly referred to as the Tax Cuts and Jobs Act or Tax Reform, was enacted on December 22, 2017. Certain aspects of the new law, including the federal corporate tax rate change, had an impact recorded in the Company’s financial statements.

Given the significance of the legislation, the SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118), which allows registrants to record provisional amounts during a one year “measurement period” similar to that used when accounting for business combinations. However, the measurement period is deemed to have ended earlier when the registrant has obtained, prepared and analyzed the information necessary to finalize its accounting. During the measurement period, impacts of the law are expected to be recorded at the time a reasonable estimate for all or a portion of the effects can be made, and provisional amounts can be recognized and adjusted as information becomes available, prepared or analyzed.

SAB 118 summarizes a three-step process to be applied at each reporting period to account for and qualitatively disclose: (1) the effects of the change in tax law for which accounting is complete; (2) provisional amounts (or adjustments to provisional amounts) for the effects of the tax law where accounting is not complete, but that a reasonable estimate has been determined; and (3) a reasonable estimate cannot yet be made and therefore taxes are reflected in accordance with law prior to the enactment of the Tax Cuts and Jobs Act.

Items for which a reasonable estimate was determined include the impact of the change in the corporate tax rate from 35% to 21% and the changes to the non-deductible executive compensation provisions. The Company recorded a benefit of $27,128 on the remeasurement of its deferred tax assets and liabilities during fiscal 2018. During fiscal 2018, the Company also recorded a net tax detriment as a result of the changes to the non-deductible executive compensation provisions. As the Company awaits further guidance regarding the transition rules, the tax impact recorded during fiscal 2018 represents a provisional amount based on the guidance that is available. As no additional guidance on the transition rules has been released, the amount recorded remains provisional.

Other significant provisions that did not have an impact on the fiscal 2018 provision but may impact the Company’s income taxes for future fiscal years include: limitation on the current deductibility of net interest expense in excess of 30% of adjusted taxable income, a limitation of net operating losses generated after fiscal 2018 to 80% of taxable income, and entertainment and other expense deduction limitation.

The Company continues to not be subject to any transition tax as there are no untaxed foreign earnings.

The Company accounts for income taxes using the asset and liability method. Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At April 28, 2018 and April 29, 2017, the significant components of the Company’s deferred taxes consisted of the following:

	April 28, 2018	April 29, 2017
Deferred tax assets:
Accrued liabilities	$70,891	$110,029
Insurance liability	4,830	7,973
Loss and credit carryovers	43,704	31,221
Lease transactions	93	7,131
Pension and post-retirement healthcare	340	581
Stock-based compensation	2,237	3,182
Other	1,542	1,379

Gross deferred tax assets	123,637	161,496

Valuation allowance	(45,861)	(7,644)

Net deferred tax assets	77,776	153,852

Deferred tax liabilities:
Prepaid expenses	(2,779)	(4,670)
Goodwill and intangible asset amortization	(65,910)	(140,270)
Inventory	(1,440)	(2,608)
Investment in Barnes & Noble.com	(53,304)	(78,756)
Depreciation	(6,387)	(13,680)

Gross deferred tax liabilities	(129,820)	(239,984)

Net deferred tax liabilities	$(52,044)	$(86,132)

The change in deferred tax asset balance during fiscal 2018 is primarily due to the reduction of the corporate tax rate from 35% to 21% under the Tax Cuts and Jobs Act.

In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company’s ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis. The Company has recorded a valuation allowance of $45,861 and $7,644 at April 28, 2018 and April 29, 2017, respectively. The increase in the valuation allowance during fiscal 2018 is due principally to additional allowance being established against any non-indefinite lived net operating losses.

At April 28, 2018, the Company had federal net operating loss carryforwards (NOLs) of approximately $128,414 and state net operating loss carryforwards of $212,192 that are available to offset taxable income in its respective taxing jurisdictions. The federal net operating losses begin to expire in 2019 through 2024. The utilization of $54,880 of the federal NOLs are subject to IRC Section 382 and are limited to approximately $6,653 on an annual basis. NOLs not used during a particular period may be carried forward to future years, though not beyond the expiration years. Additionally, the Company had approximately $73,533 and $211,356 of federal and state NOLs, respectively, that have no annual limitation. The Company had state tax credits totaling $10,168, which have an indefinite life.

As of April 28, 2018, the Company had $6,849 of unrecognized tax benefits, all of which, if recognized, would affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits for fiscal 2018, fiscal 2017 and fiscal 2016 is as follows:

Balance at May 2, 2015	$18,382
Additions for tax positions of the current period	238
Additions for tax positions of prior periods	7,433
Reductions due to settlements	(5,980)
Reductions for tax positions of prior periods	(5,501)

Balance at April 30, 2016	$14,572
Additions for tax positions of the current period	337
Additions for tax positions of prior periods	1,644
Reductions due to settlements	—
Reductions for tax positions of prior periods	(7,134)

Balance at April 29, 2017	$9,419
Additions for tax positions of the current period	—
Additions for tax positions of prior periods	—
Reductions due to settlements	(22)
Reductions for tax positions of prior periods	(2,548)

Balance at April 28, 2018	$6,849

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. The Company recorded net interest and penalties (benefit) expense of approximately $587, $(2,860), and $(7,774) during fiscal 2018, fiscal 2017 and fiscal 2016, respectively. As of April 28, 2018 and April 29, 2017, the Company had net accrued interest and penalties of $974 and $1,561 respectively.

The amount of unrecognized tax benefits decreased primarily due to the expiration of various state statutes. Further, we believe that it is reasonably possible that the total amount of unrecognized tax benefits at April 28, 2018 could decrease by approximately $1,162 within the next 12 months as a result of settlement of certain tax audits or lapses of statutes of limitations, which could impact the effective tax rate.

The Company is subject to U.S. federal income tax as well as income tax in jurisdictions of each state having an income tax. The tax years that remain subject to examination are primarily from fiscal 2014 and forward.